[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) MUNICIPAL
                     INCOME FUND

                     SEMIANNUAL REPORT o SEPTEMBER 30, 2002

                               [Graphic Omitted]

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 37 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  6
Portfolio of Investments ..................................................  9
Financial Statements .....................................................  25
Notes to Financial Statements ............................................  31
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
It is over a year since the attacks of September 11 dealt a sharp blow to the American people and to an already-weak U.S. economy. When the markets seemed to be recovering as a new year began, a series of corporate scandals hammered at the economy and at investor confidence. As I write this in early fall, investors are concerned about a potential war with Iraq and about labor issues on West Coast docks, which handle nearly half of all U.S. import/export shipping. In the midst of all this, the American consumer has managed almost single-handedly to keep the U.S. economy from falling back into recession.

A RELAY RACE
In mid-October, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. At this point, we see little visibility, or ability to predict the near-term direction of consumer spending or corporate spending and profits. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages have been rising over the past year, according to the U.S. Labor Department. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward next year.

Pessimists, however, would counter that visibility of corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the situation with Iraq adds to market uncertainty. The fact is that the near-term direction of the market or the economy is uncertain. But history has shown that both are cyclical -- downturns have always been followed by upturns.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    October 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended September 30, 2002, Class A shares of the fund provided a total return of 8.15%, Class B shares 7.74%, and Class C shares 7.73%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to an 8.58% return over the same period for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of approximately 40,000 investment-grade bonds. Of course, it is not possible to invest directly in an index. During the same period, the average general municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 7.96%.

Q.  HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PERIOD?

A. Over the past six months, we witnessed an about-face in investor expectations -- of both the economy and the direction of interest rates. Going into the period, the market was pricing in a strong economic recovery. The general consensus was that the Federal Reserve Board (the
    Fed) would begin to raise interest rates this year to prevent the economy from overheating.

    The economy and the markets, however, were dogged over the period by several factors, including business spending that did not recover, a series of corporate scandals, and political uncertainty overseas. The result has been weak economic growth and a decline in the rate of inflation -- both positive factors for bonds. Investors became more risk-averse and we saw a "flight to quality" that drove up prices of Treasuries and municipal bonds. By the end of September, it seemed possible that the Fed might lower interest rates to stimulate corporate spending.

Q.  WHAT FACTORS CONTRIBUTED TO PERFORMANCE?

A. The major positive factor in our performance was positioning on the yield curve. Over the period, the best performance was at the shorter end of the curve because short-term rates fell dramatically, causing shorter-term bonds to appreciate. Long-term rates (and therefore bond prices) were relatively unchanged.

    The fund benefited from being overweighted relative to our peers in the shorter 10- to 20-year area of the curve and being underweighted in the longest (30-year) area. On the other hand, we underperformed the Lehman Index in part because the index had a heavier weighting in the shortest areas of the curve.

Q.  WHAT INVESTMENTS DETRACTED FROM PERFORMANCE?

A. The fund had small holdings in the steel and airline industries that performed poorly. These industries were among the hardest hit as the weak economy depressed corporate bonds in general.

    The Enron debacle cast doubt on the utility industry overall and specifically on the business of power marketing and brokerage. Although we were not invested in Enron, and most of our utilities holdings were not in the power marketing business, the portfolio was slightly affected as the entire utilities sector was painted with the Enron brush. We expect this effect will diminish over time, and we still see long-term value in utilities -- particularly in regulated utilities that generate and deliver power, invest in their own plants and equipment, and have minimal involvement in power marketing.

Q.  WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?

A. As of the end of September, we think the U.S. economy will continue to grow modestly and avoid a second, or "double-dip," recession. But we believe growth will be below trend for some time -- that is, below average compared to what we've experienced in previous recoveries. We think that could be a good environment for bonds, with inflation well contained and, as a result, interest rates perhaps drifting up slightly but not substantially.

    We also think that the next shift in the yield curve will likely be a flattening, as either short-term rates rise slightly as the economy improves or long-term rates fall if the economy remains weak. In anticipation of a curve flattening, toward the end of the period we began to decrease our overweighting in the 10- to 20-year part of the curve and moderately boost our longer-term holdings.

/s/ Michael L. Dawson                  /s/ Geoffrey L. Schechter

    Michael L. Dawson                      Geoffrey L. Schechter
    Portfolio Manager                      Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGERS' PROFILES
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   MICHAEL L. DAWSON IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)) AND A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS. HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS FOR MFS. MICHAEL JOINED MFS IN 1998. HE WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999 AND VICE PRESIDENT IN 2001. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN 1999. HE IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

   GEOFFREY L. SCHECHTER, CFA, CPA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE ALSO MANAGES SEVERAL OTHER STATE MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, VICE PRESIDENT IN 1995, AND SENIOR VICE PRESIDENT IN 2001. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) AND CERTIFIED PUBLIC ACCOUNTANT (CPA) DESIGNATIONS.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:               SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                           FEDERAL INCOME TAXES AS IS CONSISTENT WITH PRUDENT INVESTING, WHILE SEEKING PROTECTION OF SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   DECEMBER 29, 1986

  CLASS INCEPTION:         CLASS A  SEPTEMBER 7, 1993
                           CLASS B  DECEMBER 29, 1986
                           CLASS C  JANUARY 3, 1994

  SIZE:                    $396.7 MILLION NET ASSETS AS OF SEPTEMBER 30, 2002
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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2002

CLASS A
                                                     6 Months      1 Year     3 Years     5 Years    10 Years
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
Cumulative Total Return Excluding Sales Charge         +8.15%      +7.43%     +22.92%     +30.84%     +79.73%
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Average Annual Total Return Excluding Sales Charge       --        +7.43%     + 7.12%     + 5.52%     + 6.04%
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Average Annual Total Return Including Sales Charge       --        +2.32%     + 5.40%     + 4.50%     + 5.52%
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
CLASS B
                                                     6 Months      1 Year     3 Years     5 Years    10 Years
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
Cumulative Total Return Excluding Sales Charge         +7.74%      +6.62%     +20.16%     +26.00%     +66.90%
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Average Annual Total Return Excluding Sales Charge       --        +6.62%     + 6.31%     + 4.73%     + 5.26%
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Average Annual Total Return Including Sales Charge       --        +2.62%     + 5.42%     + 4.40%     + 5.26%
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
CLASS C
                                                     6 Months      1 Year     3 Years     5 Years    10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +7.73%      +6.61%     +20.13%     +26.10%     +67.26%
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Average Annual Total Return Excluding Sales Charge       --        +6.61%     + 6.30%     + 4.75%     + 5.28%
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Average Annual Total Return Including Sales Charge       --        +5.61%     + 6.30%     + 4.75%     + 5.28%
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

NOTES TO PERFORMANCE SUMMARY

The Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to shares redeemed within 12 months.

For periods prior to their inception, Class A and C share performance includes the performance of the fund's original share class (Class B). Class A performance has been adjusted to reflect the initial sales charge applicable to A, and Class C performance has been adjusted to reflect the CDSC applicable to C. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are lower for A than those of B, performance shown is lower for A than it would have been had this share class been offered for the entire period. Because the expenses for Class B and C shares are approximately the same, performance shown for C is approximately the same as it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 2002

QUALITY RATINGS

                "AAA"                         39.2%
                "AA"                          14.0%
                "A"                           11.3%
                "BBB"                         15.4%
                "BB"                           3.0%
                "B"                            0.7%
                "CCC"                          0.6%
                "CC"                           0.2%
                Not Rated                     14.0%
                Other                          1.6%

Portfolio percentages have been adjusted to more accurately reflect exposure to the stated asset classes.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- September 30, 2002

Municipal Bonds - 97.0%
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                                                                        PRINCIPAL AMOUNT
ISSUER                                                                     (000 OMITTED)                  VALUE
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
Airport - 2.1%
  Chicago, IL (O'Hare International Airport), AMBAC, 5.5s, 2019                   $  350           $    378,616
  Connecticut Airport Rev. (Bradley International Airport), FGIC,
    7.65s, 2012                                                                      305                341,591
  Connecticut Airport Rev. (Bradley International Airport), FGIC,
    7.65s, 2012                                                                      695                767,509
  Louisville & Jeff County, KY, Regional Airport Authority, "A",
    MBIA, 6.5s, 2017                                                               3,000              3,461,520
  Massachusetts Port Authority Rev., "B", FSA, 4.35s, 2004                           690                719,946
  Massachusetts Port Authority Rev., 5.75s, 2010                                   1,425              1,642,127
  Oklahoma City, OK, Airport Trust, "B", FSA, 5.75s, 2017                          1,080              1,182,287
                                                                                                   ------------
                                                                                                   $  8,493,596
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Chemicals - 1.0%
  Brazos River, TX, Harbor Navigation District, (Dow Chemical
    Co.), 5.7s, 2033                                                              $1,000           $  1,063,740
  Lake Charles, LA, Harbor & Terminal District Port (Occidental
    Petroleum), 7.2s, 2020                                                         1,000              1,023,980
  Redeemable River Authority Texas Pollution Control, 6.7s, 2030                   1,000              1,058,920
  Sweetwater County, WY, Solid Waste Disposal Rev. (FMC Corp.),
    7s, 2024                                                                       1,000                967,070
                                                                                                   ------------
                                                                                                   $  4,113,710
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General Obligation - General Purpose - 5.1%
  Chicago, IL, Lakefront Millennium Parking Facilities, MBIA,
    5s, 2018                                                                      $4,000           $  4,221,520
  Commonwealth of Massachusetts, 5.875s, 2009                                      3,205              3,819,975
  Cranston, RI, FGIC, 6.375s, 2014                                                   200                239,628
  Houston County, AL, AMBAC, 6.25s, 2019                                             850              1,008,032
  Indianapolis, IN, Public Improvement Bond Bank, "C", AMBAC, 6s, 2017               500                579,820
  Mobile County, AL, 6s, 2014                                                        800                928,448
  New Orleans, LA, AMBAC, 0s, 2015                                                 3,000              1,734,900
  New York, NY, 5.75s, 2015                                                        1,650              1,866,233
  San Antonio, TX, 5s, 2020                                                          700                728,266
  Shelby County, TN, 0s, 2013                                                      3,000              1,973,010
  Southlake, TX, AMBAC, 0s, 2022                                                   3,185                979,865
  Southlake, TX, AMBAC, 0s, 2023                                                   3,150                901,247
  Wisconsin State, "C", 6s, 2019                                                   1,200              1,385,400
                                                                                                   ------------
                                                                                                   $ 20,366,344
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General Obligations - Improvement - 3.9%
  Birmingham, AL, 5.75s, 2017                                                     $1,000           $  1,153,270
  Commonwealth of Puerto Rico, RITES, 9.29s, 2015                                  3,000              4,162,740
  Mesa, AZ, FGIC, 5s, 2018                                                         3,625              3,812,956
  New York, NY, "J", MBIA, 5s, 2017                                                2,000              2,110,140
  Worcester, MA, FSA, 6s, 2017                                                     3,475              4,070,824
                                                                                                   ------------
                                                                                                   $ 15,309,930
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General Obligations - Schools - 9.5%
  Bay Village, OH, City School District, School Improvement,
    5.25s, 2016                                                                   $  500           $    549,815
  Chicago, IL, Board of Education, AMBAC, 0s, 2015                                 1,500                855,000
  Detroit, MI, City School District, "B", FGIC, 5s, 2021                           2,000              2,075,700
  Dudley-Charlton, MA, Regional School District, RITES, FGIC,
    8.646s, 2017(++)+                                                              1,495              1,950,347
  Florida State Board of Education Capital Outlay, Public
    Education, "A", 5s, 2019                                                       1,000              1,045,350
  Forsyth County, GA, School District, 6s, 2015                                      400                471,824
  Fresno, CA, Unified School District, MBIA, 6.55s, 2020                           1,225              1,505,231
  Garnet Valley, PA, School District, FGIC, 5.5s, 2015                               880              1,011,586
  Goose Creek, TX, Consolidate School District, 5s, 2020                           2,500              2,592,325
  Houston, TX, Independent School District, PSF, RITES,
    8.527s, 2017(++)+                                                              2,325              2,675,284
  Indian Hill, OH, Exempted Village School, School Improvement,
    5.5s, 2017                                                                       830                933,800
  Keller, TX, Independent School District, Prerefunded, PSF,
    6s, 2017                                                                       1,755              2,103,736
  Keller, TX, Independent School District, Unrefunded Balance,
    PSF, 6s, 2017                                                                    225                262,591
  Leander, TX, PSF, 0s, 2018                                                       2,500              1,021,250
  Manistee, MI, Area Public Schools, FGIC, 5.75s, 2019                               700                819,588
  Marshall, MI, Public School District, 5.5s, 2018                                   500                553,745
  Mason, OH, City School District, School Improvement,
    5.375s, 2016                                                                   1,250              1,394,363
  Michigan Municipal Bond Authority Rev., 7.625s, 2021                               400                417,104
  Michigan Municipal Bond Authority Rev., 8s, 2031                                   300                322,089
  Phenix City, AL, AMBAC, 5.65s, 2021                                              1,500              1,672,065
  Philadelphia, PA, School District, MBIA, 6s, 2016                                  750                874,230
  Pierre, SD, School District, FSA, 5.7s, 2017                                     1,000              1,126,300
  Pima County, AZ, Industrial Development Authority, 6.75s, 2031                     500                505,925
  Richland-Beanblossom, IN, First Mortgage, FGIC, 5.5s, 2014                         390                444,233
  Roma, TX, Independent School District, PSF, 5.875s, 2020                         1,705              1,950,128
  Walled Lake, MI, Consolidate School District, Refunding,
    5.125s, 2021                                                                   1,250              1,311,650
  Warren Township, IN (Vision 2005 School Building Corp.), FGIC,
    5.5s, 2020                                                                     2,600              2,830,984
  Williamson County, TN, Rural School, 6.125s, 2016                                1,665              2,004,726
  Williamson County, TN, Rural School, 6.125s, 2017                                1,765              2,125,131
  Willis, TX, Independent School District, Refunding, 5.75s, 2018                    305                366,607
                                                                                                   ------------
                                                                                                   $ 37,772,707
---------------------------------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 2.2%
  Bell County, TX, Health Facilities Development Corp. (Advanced
    Living Technology), 7.75s, 2006                                               $  140           $    130,558
  Bell County, TX, Health Facilities Development Corp. (Advanced
    Living Technology), 8.125s, 2016                                                 505                430,250
  Bell County, TX, Health Facilities Development Corp. (Advanced
    Living Technology), 8.5s, 2026                                                 1,130                934,793
  Colorado Health Facilities Authority Rev. (Evangelical
    Lutheran), 6.9s, 2025                                                            500                556,260
  Goldsboro, NC, Housing Authority Rev. (North Carolina Housing
    Foundation, Inc.), 7.25s, 2029                                                   990                919,601
  Indiana Health Facilities Financing Authority Rev. (Hoosier
    Care), 7.125s, 2034                                                              835                729,389
  Indiana Health Facilities Financing Authority Rev. (Metro
    Health/Indiana, Inc.), 6.3s, 2023**                                            1,200                480,000
  Iowa Finance Authority Health Care Facilities, Refunding Care
    Initiatives Project, 9.25s, 2025                                                 500                599,355
  Jefferson County, KY, Health Care Authority Rev. (Beverly
    Enterprises, Inc.), 5.875s, 2007                                                 205                200,055
  Louisiana Public Facilities Authority (Southwest Medical
    Center), 11s, 2006                                                               738                 95,931
  Luzerne County, PA, Industrial Development Authority (Beverly
    Enterprise, Inc.), 6.75s, 2008                                                   350                350,455
  Millbrae, CA, Residential Facility (Magnolia of Millbrae),
    7.375s, 2027                                                                   1,000              1,036,480
  New Hampshire Business Finance Authority, Health Care
    Facilities Rev. (Metropolitian Health Foundation, Inc.),
    6.55s, 2028                                                                      970                887,414
  Tennessee Veterans Home Board Rev. (Humboldt), 6.75s, 2021                       1,000              1,076,950
  Wisconsin Health & Educational Facilities (Oakwood Village),
    7.625s, 2030                                                                     300                311,049
                                                                                                   ------------
                                                                                                   $  8,738,540
---------------------------------------------------------------------------------------------------------------
Health/Hospitals - 15.7%
  Allegheny County, PA, Hospital Development Authority Rev.,
    9.25s, 2022                                                                   $  350           $    384,265
  Allegheny County, PA, Hospital Development Authority Rev.,
    9.25s, 2030                                                                      650                713,635
  Baldwin County, AL, Revenue Bonds, 5.75s, 2027                                     600                552,666
  Baxter County, AR, Hospital Rev., 5.375s, 2014                                   1,000              1,029,750
  Brookhaven, NY, Industrial Development Agency (Memorial
    Hospital Medical Center, Inc.) "A", 8.125s, 2020                                 300                320,214
  Chemung County, NY, Industrial Development Agency, Civic
    Facilities Rev. (St. Joseph's Hospital-Elmira), 6s, 2013                         850                828,741
  Colorado Health Facilities Authority Rev., Refunding &
    Improvement Hospital (Parkview Health System), 6s, 2016                        1,000              1,047,940
  Colorado Health Facilities Authority Rev. (Portercare Adventist
    Health Systems), 6.625s, 2026                                                    500                554,595
  Colorado Housing & Finance Authority, 6.375s, 2033                                 200                228,854
  Cullman, AL, Cullman Medical Park South, Medical Clinic Board
    Rev. (Cullman Regional Medical Center), 6.5s, 2013                               420                429,727
  Cuyahoga County, OH, Hospital Facilities (Canton, Inc.),
    7.5s, 2030                                                                       900                998,379
  Delaware Health Facilities Authority Rev., (Nanticoke Memorial
    Hospital) "B", 5.625s, 2032                                                      675                686,036
  Denver, CO, Health & Hospital Authority Rev., 5.375s, 2018                         300                300,909
  Denver, CO, Health & Hospital Authority Rev., 6s, 2023                             500                520,900
  District of Columbia, Health & Hospital Authority Rev. (Medstar
    University Hospital), "D", 6.875s, 2031                                          700                756,238
  Fulton County, NY, Industrial Development Agency (Nathan
    Littauer Hospital), 5.75s, 2009                                                  250                244,813
  Gainsville & Hall County, Georgia, Hospital Authority Rev.,
    (Northeast GA Health Systems, Inc.), 5.5s, 2031                                  445                452,107
  Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital),
    5.75s, 2031                                                                      500                518,900
  Henrico County, VA, Industrial Development Authority Rev. (Bon
    Secours), FSA, 9.951s, 2027                                                    5,000              6,837,850
  Highlands County, FL, Health Facilities Authority Rev., 6s, 2031                   350                372,732
  Illinois Health Facilities Authority Rev. (Condell Medical
    Center), 6.35s, 2015                                                           1,000              1,099,620
  Illinois Health Facilities Authority Rev. (Decatur Memorial
    Hospital), 5.75s, 2024                                                           350                363,835
  Illinois Health Facilities Authority Rev. (Passavant Memorial
    Area Hospital Associates), 6s, 2024                                              335                351,010
  Indiana Health Facilities Financing Authority, Hospital Rev
    (Riverview Hospital), 5.25s, 2014                                                400                410,640
  Indiana Health Facilities Hospital Rev., 6.375s, 2021                            1,700              1,708,517
  Indiana Health Facilities Hospital Rev., 6.375s, 2031                              500                498,875
  Indiana Health Facilities Hospital Rev. (Riverview Hospital),
    6.125s, 2031                                                                     250                259,900
  Jefferson County, KY, Hospital Rev., MBIA, 11.142s, 2014                           500                523,710
  Jefferson County, KY, Hospital Rev., MBIA, 11.142s, 2014                         1,000              1,041,060
  Kentucky Economic Development Finance Authority, Health Systems
    Rev. (Norton Healthcare, Inc.), 6.5s, 2020                                     1,250              1,318,287
  Kentucky Economic Development Finance Authority, Norton
    Healthcare, Inc. "A", 6.625s, 2028                                               250                263,313
  Kentucky Economic Development Finance Authority, Refunding &
    Improvement, "A", MBIA, 5s, 2018                                               2,400              2,521,608
  Knox County, TN, Health Educational Hospital Facility (Baptist
    Health Systems East Tennessee), 6.375s, 2022                                   1,000              1,044,730
  Lauderdale County & Florence, AL, Coffee Health Group, "A",
    MBIA, 5.25s, 2019                                                              1,100              1,168,750
  Lauderdale County & Florence, AL, Coffee Health Group, "A",
    MBIA, 5.25s, 2024                                                              1,085              1,135,257
  Lufkin, TX, Health Facilities Development Corp. (Memorial
    Health System of East Texas), 6.875s, 2026                                       335                320,803
  Marion County, FL, Hospital District Rev. (Monroe Hospital),
    5.625s, 2019                                                                     750                783,735
  Marshall County AL, Health Care, "A", 6.25s, 2022                                  500                541,110
  Maryland Health & Higher Educational Facilities Rev
    (University of Maryland Medical System), 6.75s, 2030                           1,000              1,105,270
  Massachusetts Health & Educational Facilities, (Anna Jaques
    Hospital) "B", 6.875s, 2012                                                      300                305,991
  Massachusetts Health & Educational Facilities Authority Rev.,
    (Caritas Christi) "B", 6.5s, 2012                                                400                446,436
  Massachusetts Health & Educational Facilities Authority Rev
    (Caritas Christi), 5.7s, 2015                                                  1,000              1,022,500
  Massachusetts Health & Educational Facilities Authority Rev.,
    (Partners Healthcare), 5.75s, 2021                                               400                429,556
  Mecosta County, MI, General Hospital Rev., 6s, 2018                                300                283,800
  Miami Beach, FL, Health Facilities (Mount Sinai Medical
    Center), 5.5s, 2035                                                              300                282,105
  Mississippi Hospital Equipment & Facilities Authority Rev
    (Rush Medical Foundation), Connie Lee, 6.7s, 2018                              1,000              1,022,440
  Mount Lebanon, PA, Hospital Authority Rev. (St. Clair Memorial
    Hospital), 5.625s, 2032                                                          375                381,210
  Nassau County, NY, Industrial Development Agency (North Shore
    Health System), 5.875s, 2011                                                     500                510,190
  Nassau County, NY, Industrial Development Civic, Special Needs
    Facilities, 6.1s, 2012                                                           295                300,528
  New Hampshire Health & Educational Facilities Rev.,
    6.5s, 2017                                                                     1,000              1,123,990
  New Hampshire Health & Educational Facilities Rev., 6s, 2024                       500                531,460
  New Jersey Health Care Facilities, Palisades Medical Center New
    York Healthcare, 6.5s, 2021                                                      500                513,095
  Ohio County, WV, County Commission Health System (Ohio Valley
    Medical Center), 5.75s, 2013                                                     900                822,510
  Oklahoma Development Finance Authority Rev. (Comache County
    Hospital), "B", 6s, 2014                                                         600                616,806
  Palm Beach County, FL, Health Facilities Rev., Refunding
    Hospital, 5.5s, 2021                                                             500                518,845
  Rhode Island St. Health & Education Building, Hospital
    Financing Lifespan Obligation Group, 6.5s, 2032                                1,500              1,536,750
  Richardson, TX, Hospital Authority Rev. (Baylor-Richardson),
    5.25s, 2013                                                                      600                612,042
  Rio Grande, TX, Health Facilities Development Corp. (Golden
    Palms), MBIA, 6.4s, 2015                                                       2,800              2,866,556
  Royston, GA, Hospital Authority Rev. (Ty Cobb Healthcare
    Systems, Inc.), 6.5s, 2027                                                       290                274,903
  Shelby County, TN, Health Educational Hospital, Methodist
    Healthcare, 6s, 2016                                                             800                839,440
  State of Michigan Hospital Finance Authority Rev. (Memorial
    Healthcare Center), 5.75s, 2015                                                  800                816,736
  Steubenville, OH, Hospital Rev., 6.375s, 2020                                      300                322,881
  Stillwater, OK, Medical Center Authority (Stillwater Medical
    Center), 6.5s, 2019                                                            1,000              1,022,200
  Suffolk County, NY, Huntington Hospital, "C", 5.875s, 2032                       1,000              1,030,070
  Suffolk County, NY, Industrial Development Agency (Southampton
    Hospital), 7.25s, 2020                                                           750                758,580
  Suffolk County, NY, Industrial Development Agency,
    (Southhampton Hospital), 7.625s, 2030                                            250                257,438
  Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial
    Healthcare), 6.25s, 2020                                                       1,000              1,052,240
  Tom Green County, TX, Health Facilities (Shannon Health
    Systems), 6.75s, 2021                                                            400                418,572
  Upper Illinois River Valley Development Authority (Morris
    Hospital), 6.625s, 2031                                                          500                538,800
  Valley, AL, Special Care Facilities Financing (Lanier Memorial
    Hospital), 5.5s, 2007                                                            500                498,290
  Wapello County, IA, Hospital Rev. (Ottumwa Regional Health
    Center), 6.375s, 2031                                                            750                779,332
  Weirton, WV, Municipal Hospital Building Commission (Weirton
    Hospital Medical Center), 6.375s, 2031                                           500                511,765
  West Plains, MO, Industrial Development Authority, Hospital
    Rev. (Ozarks Medical Center), 6.75s, 2024                                        195                198,639
  West Shore, PA, Hospital Authority (Holy Spirit Hospital),
    6.25s, 2032                                                                    1,000              1,031,410
  Wichita, KS, Hospital Rev. (Christi Health System), 6.25s, 2019                  1,500              1,645,125
  Wisconsin Health & Educational Facilities, Refunding Wheaton
    Franciscan Services, 6.25s, 2022                                               1,000              1,087,680
  Wisconsin Health & Educational Facilities Rev., (Asgenesian
    Healthcare, Inc.), 6s, 2017                                                      325                345,768
  Yonkers, NY, Industrial Development Agency, Civic Facilities
    Rev. (St. John's Riverside Hospital), 6.8s, 2016                                 480                492,149
                                                                                                   ------------
                                                                                                   $ 62,288,109
---------------------------------------------------------------------------------------------------------------
Human Services - 0.3%
  Orange County, FL, Health Facilities Authority Rev. (First
    Mortgage Healthcare Facilities), 9s, 2031                                     $1,000           $  1,018,630
---------------------------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 0.4%
  Chicago, IL, O'Hare International Airport Special Facilities
    Rev. (United Airlines), 6.375s, 2035                                          $1,250           $    196,938
  Cleveland, OH, Airport Special Rev. (Continental Airlines),
    5.7s, 2019                                                                     1,000                547,980
  Los Angeles, CA, Regional Airport Lease, "C", 7s, 2012                             300                259,785
  Tulsa, OK, Municipal Airport Trust Rev., "B", 5.65s, 2035                        1,000                737,660
                                                                                                   ------------
                                                                                                   $  1,742,363
---------------------------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 1.6%
  Bucks County, PA, Industrial Development Authority (USX Corp.),
    5.4s, 2017                                                                    $  500           $    529,270
  Carbon County, UT, Solid Waste Disposal Rev. (Laidlaw
    Environmental), 7.45s, 2017                                                    2,500              2,546,300
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6s, 2003                                          460                462,751
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6.1s, 2005                                        875                910,569
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6.2s, 2019                                        500                510,180
  Gloucester County, NJ, Improvement Authority, Solid Waste
    Resources Recovery Rev. (Waste Management, Inc.),
    6.85s, 2029                                                                      150                167,580
  Henrico County, VA, Industrial Development Authority Rev
    (Browning-Ferris), 5.3s, 2011(++)                                              1,000              1,016,190
  Massachusetts Development Finance Agency Rev., Resource
    Recovery Rev. (Waste Management, Inc.), 6.9s, 2029                               300                331,278
                                                                                                   ------------
                                                                                                   $  6,474,118
---------------------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 2.5%
  Cuyahoga County, OH, Industrial Development Rev. (Joy
    Technologies), 8.75s, 2007                                                    $  500           $    510,435
  Gulf Coast Industrial Development Authority (Valero Refinery),
    5.6s, 2031                                                                       500                450,975
  Massachusetts Development Finance Agency Rev. (Springfield
    Resources Recovery), 5.625s, 2019                                              2,895              3,030,081
  Massachusetts Industrial Finance Agency Rev. (Welch Foods,
    Inc.), 5.6s, 2017                                                              1,300              1,367,522
  Ohio St. Air Quality Development Authority, Variable Reb
    Environmental Improvement, 5s, 2015                                              500                516,065
  Pennsylvania Economic Development Financing Authority (Amtrak),
    6.125s, 2021                                                                     550                523,913
  Port of New Orleans, LA (Avondale Industries), 8.5s, 2014                        1,885              2,127,901
  Tooele County, UT, Hazardous Waste Treatment Rev. (Union
    Pacific), 5.7s, 2026                                                             710                714,956
  Valdez, AK, Marine Term Rev., Refunding Phillips Project C,
    2.9s, 2031                                                                       665                665,585
                                                                                                   ------------
                                                                                                   $  9,907,433
---------------------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 1.8%
  Beauregard Parish, LA, Rev., Refunding (Boise Cascade Corp.),
    6.8s, 2027                                                                    $  500           $    506,105
  Butler, AL, Industrial Developement Board, Solid Waste Rev
    (James River Corp.), 8s, 2028                                                    850                856,961
  Delta County, Michigan Economic Development Corp. Rev., ,
    6.25s, 2027                                                                      500                504,095
  Mobile, AL, Industrial Development Board Improvement Rev
    (International Paper Co.), 6.45s, 2019                                         2,000              2,132,480
  Navajo County, AZ, Industrial Development Authority (Stone
    Container Corp.), 7.4s, 2026                                                   1,500              1,504,950
  Navajo County, AZ, Industrial Development Authority (Stone
    Container Corp.), 7.2s, 2027                                                     500                494,695
  Onondaga County, NY, Industrial Development Agency, Solid Waste
    Disposal Facility Rev. (Solvay Paperboard LLC),
    6.8s, 2014                                                                     1,000              1,061,210
                                                                                                   ------------
                                                                                                   $  7,060,496
---------------------------------------------------------------------------------------------------------------
Metals - 0.0%
  Burns Habor, IN, Solid Waste Disposal Facilities Rev
    (Bethlehem Steel), 8s, 2024**                                                 $3,000           $    210,000
---------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 0.2%
  Nevada Department of Business (Las Vegas Monorail),
    7.375s, 2040                                                                  $1,000           $    994,180
---------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 0.8%
  Austin, TX (Convertible Enterprises, Inc.), 6.6s, 2021                          $  300           $    315,945
  Austin, TX (Convertible Enterprises, Inc.), 6.7s, 2028                             400                422,512
  Capital Trust Agency, Florida Revenue, Seminole Tribe
    Convention, "A", 10s, 2033                                                     1,000              1,022,760
  Rockbridge County, VA, Industrial Authority Rev. (Virginia
    Horse Center), 6.85s, 2021                                                       500                520,445
  St. Louis, MO, Industrial Development Authority Rev. (St. Louis
    Convention), 7.2s, 2028                                                          750                769,275
                                                                                                   ------------
                                                                                                   $  3,050,937
---------------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.7%
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                                      $1,000           $    992,680
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027**                                                       585                540,276
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 10s, 2027**                                                         380                267,277
  California Statewide Community Development Authority Rev.,
    (Irvine Apartments), 5.25s, 2025                                               1,000              1,055,940
  Charter Mac Equity Issuer Trust, 6.625s, 2009                                    2,000              2,128,580
  Eaglebend, CO, Affordable Housing Corp., 6.2s, 2012                              1,000              1,028,130
  Eden Prairie, MN, Multi-Family Housing, GNMA, 6s, 2021                             200                223,522
  Panhandle Texas Regional Housing Finance Rev., 6.625s, 2020                        330                350,249
  Panhandle Texas Regional Housing Finance Rev., 6.75s, 2031                       1,670              1,765,591
  Ridgeland, MS, Urban Renewal, Multifamily Housing Rev
    (Northbrook I & III Apartments), 6.15s, 2019**                                 1,250                875,000
  Texas Department of Housing & Community Affairs (DNF Place),
    10s, 2026                                                                      2,215              1,329,000
                                                                                                   ------------
                                                                                                   $ 10,556,245
---------------------------------------------------------------------------------------------------------------
Parking - 0.1%
  Rail Connections, Inc., 0s, 2009                                                $  100           $     52,625
  Rail Connections, Inc., 0s, 2009                                                   210                103,335
  Rail Connections, Inc., 0s, 2009                                                   300                138,258
                                                                                                   ------------
                                                                                                   $    294,218
---------------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.4%
  Austin, TX, Town Community Events Center Venue, FGIC,
    6s, 2019                                                                      $1,015           $  1,163,363
  Metropolitan Pier & Exposition Authority, IL, MBIA, 0s, 2016                     8,400              4,598,160
  Metropolitan Pier & Exposition Authority, IL, (McCormick Place
    Expansion), 5.25s, 2042                                                          660                696,775
  Midwest City, OK, Municipal Authority Capital, FSA,
    5.125s, 2018                                                                     825                882,568
  New York, NY, Transitional, Future Tax Secured, "A", 6s, 2009                    2,000              2,406,780
  Panther Trace Florida Community Development, Special Assessment
    "B", 6.5s, 2009                                                                  800                811,184
  Philadelphia, PA, Regional Port Authority Lease Rev., MBIA,
    10.74s, 2020                                                                   2,500              2,743,950
                                                                                                   ------------
                                                                                                   $ 13,302,780
---------------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 2.7%
  Adams County, CO, Single Family Mortgage Rev., 8.875s, 2011                     $2,510           $  3,588,171
  Brevard County, FL, Housing Finance Authority Rev., Refunding,
    "B", GNMA, FNMA, 6.5s, 2022                                                      837                930,953
  California Rural Home Mortgage Finance Authority Rev., GNMA,
    6.55s, 2030                                                                      380                417,498
  Chicago, IL, Residential Mortgage Rev., MBIA, 0s, 2009                             270                165,742
  Chicago, IL, Single Family Mortgage Rev., GNMA/FNMA,
    7.05s, 2030                                                                      110                118,656
  Cook County, IL, Single Family Mortgage Rev., 0s, 2015                           1,320                329,155
  De Kalb, IL, Single Family Mortgage Rev., GNMA, 7.45s, 2009                         30                 33,894
  Jefferson Parish, LA, Home Mortgage Authority Rev., GNMA,
    6.625s, 2023                                                                     690                780,445
  Jefferson Parish, LA, Home Mortgage Authority Rev., GNMA,
    6.75s, 2030                                                                      260                279,513
  Lee County, FL, Housing Finance Authority Rev., GNMA, FNMA, 7s, 2031               100                106,686
  Maricopa County, AZ, GNMA/FNMA, 7.65s, 2024                                        207                228,932
  Maricopa County, AZ, "B", GNMA, 3.5s to 2003, 6.2s to 2034                         500                536,355
  San Bernardino County, CA, GNMA, 7.375s, 2020                                      135                143,979
  Sedgwick & Shawnee Counties, KS, Single Family Housing Rev.,
    GNMA, 6.875s, 2026                                                               705                778,736
  Sedgwick & Shawnee Counties, KS, Single Family Housing Rev.,
    GNMA, 6.45s, 2029                                                              1,300              1,439,568
  Sedgwick & Shawnee Counties, KS, Sinlge Family Housing Rev.,
    GNMA, 6.45s, 2033                                                                600                669,144
                                                                                                   ------------
                                                                                                   $ 10,547,427
---------------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 5.4%
  California Housing Finance Agency Rev., MBIA, 0s, 2027                          $  945           $    244,623
  California Housing Finance Agency Rev., MBIA, 0s, 2028                           3,525                955,028
  Colorado Housing & Finance Authority Rev., 7.15s, 2014                              57                 59,761
  Colorado Housing & Finance Authority Rev., 7.45s, 2016                             185                200,823
  Colorado Housing & Finance Authority Rev., 6.75s, 2021                             195                220,017
  Colorado Housing & Finance Authority Rev., 5.9s, 2023                              500                532,055
  Colorado Housing & Finance Authority Rev., 6.1s, 2023                              325                351,731
  Colorado Housing & Finance Authority Rev., 7.4s, 2027                              155                160,458
  Colorado Housing & Finance Authority Rev., 6.875s, 2028                            545                569,743
  Colorado Housing & Finance Authority Rev., 6.8s, 2030                              405                450,882
  Colorado Housing & Finance Authority Rev., 6.6s, 2032                              350                386,008
  Colorado Housing & Finance Authority Rev., 6.55s, 2033                             240                265,373
  Louisiana Housing Finance Agency, GNMA, 7.55s, 2031                                430                484,197
  Louisiana Housing Finance Agency, Mortgage Rev., GNMA, 6.4s, 2032                  370                395,193
  Minnesota Housing Finance Agency Rev., 4.8s, 2023                                  575                586,696
  Missouri Housing Development Commission Mortgage Rev., 3.5s to
    2002, 6.75s to 2034                                                              300                336,984
  Missouri Housing Development Commission Mortgage Rev., GNMA,
    6.7s, 2030                                                                       865                936,760
  Missouri Housing Development Commission Mortgage Rev., 6.35s, 2032                 730                791,232
  Missouri Housing Development Commission Mortgage Rev., GNMA,
    6.85s, 2032                                                                      595                669,792
  Nebraska Investment Finance Authority Rev., GNMA,
    5.6s, 2020                                                                       365                381,206
  New Hampshire Housing Finance Authority, 7.2s, 2010                              1,880              1,911,829
  New Hampshire Housing Finance Authority Rev., 5.875s, 2030                         340                359,978
  New Hampshire Housing Finance Authority Rev., 4s, 2031                             350                384,920
  New Mexico Mortgage Finance Authority Rev., GNMA/FNMA, 7.1s, 2030                  285                312,423
  New Mexico Mortgage Finance Authority Rev., GNMA/FNMA, 6.25s, 2032                 870                943,880
  New Mexico Mortgage Finance Authority Rev., GNMA/FNMA, 3.5s, 2033                  340                378,583
  North Dakota Housing Finance Agency Rev., Home Mortgage "A",
    5s, 2033                                                                         595                608,197
  Oklahoma Housing Finance Agency, 6.65s, 2029                                     1,890              2,075,636
  Phoenix, AZ, GNMA, 6.1s, 2028                                                      340                369,053
  Pima County, AZ, GNMA, 7.05s, 2030                                               1,210              1,354,982
  Tennessee Housing Development Agency, 0s, 2017                                   3,445              1,554,797
  Texas Housing & Community Affairs, Residential Mortgage Rev.,
    GNMA, 7.1s, 2021                                                               1,295              1,427,608
  Vermont Housing Finance Agency Rev., Housing, FSA,
    4.95s, 2032                                                                      475                492,295
  West Virginia Housing Development Fund Rev., Housing Finance,
    0s, 2037                                                                       1,330                209,422
                                                                                                   ------------
                                                                                                   $ 21,362,165
---------------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.3%
  Charles City County Industrial Development, Adjustment Adjusted
    Waste Management Inc., 6.25s, 2027                                            $  500           $    528,090
  Hudson County, NJ, Solid Waste System Rev., 5.9s, 2015                             925                932,900
  Massachusetts Development Finance Agency Rev., Resource
    Recovery/Floor Corp., 6.7s, 2014                                                 700                697,592
  Massachusetts Industrial Finance Agency Rev. (Ogden Haverhill),
    5.6s, 2019                                                                     1,000                883,410
  New York Environmental Facilities Corp., Variable Waste
    Management Project, 4s, 2012                                                   1,000              1,004,690
  Northeast Maryland Waste Disposal Authority Rev., 5.9s, 2005                     1,000              1,095,170
                                                                                                   ------------
                                                                                                   $  5,141,852
---------------------------------------------------------------------------------------------------------------
Special Assessment District - 1.6%
  Broadview, IL, Tax Increment Rev., 5.25s, 2012                                  $1,000           $  1,034,160
  Capital Region Community Development District, FL,
    5.95s, 2006                                                                      300                304,704
  Greyhawk Landing Community Development, "B", 6.25s, 2009                           500                508,690
  Katy, TX, Development Authority Rev., 5.8s, 2011                                 1,000              1,012,840
  Katy, TX, Development Authority Rev., 6s, 2018                                   1,500              1,518,270
  Renaissance Community Development District Florida, "B", 6.25s, 2008               790                804,828
  Taylor, MI, Tax Increment Finance, FSA, 5.5s, 2015                               1,000              1,137,080
                                                                                                   ------------
                                                                                                   $  6,320,572
---------------------------------------------------------------------------------------------------------------
State and Local Appropriation - 5.4%
  Alabama Building Renovation Authority, AMBAC, 6s, 2018                          $  760           $    887,748
  Alabama State Public School & College, Capital Improvement,
    "D", 6s, 2015                                                                  2,850              3,341,710
  Chicago, IL, Public Building Commission Rev., RITES,
    6.417s, 2016(++)+                                                              1,500              1,958,400
  Chicago, IL, Public Building Commission Rev., RITES,
    6.417s, 2017(++)+                                                              1,250              1,621,000
  Houston, TX, 6.3s, 2020                                                          1,000              1,108,300
  Massachusetts State Development Finance Agency, (Visual &
    Performing Arts), 6s, 2021                                                     1,000              1,193,480
  Michigan State Certificates Participation, AMBAC, 5.5s, 2020                     1,250              1,359,000
  New Mexico Finance Authority Rev., Court Facilities Fee Rev.,
    MBIA, 5.5s, 2020                                                                 475                519,351
  New York Dormitory Authority Rev., State University Facilities,
    "C", FSA, 5.75s, 2017                                                          1,250              1,496,413
  New York State Urban Development Corp., Correctional Facilities
    Service Contract C, AMBAC, 5.875s, 2019                                        1,000              1,137,110
  Regional Transport Authority, IL, FSA, 5.75s, 2017                               5,000              6,000,250
  Stafford, TX, Economic Development Corp., FGIC, 6s, 2015                           525                642,527
                                                                                                   ------------
                                                                                                   $ 21,265,289
---------------------------------------------------------------------------------------------------------------
Student Loan Revenue - 0.8%
  Access to Loans for Learning (California Student Loan Corp.),
    7.95s, 2030                                                                   $  650           $    681,986
  Arizona Student Loan Acquisition Authority Rev., 5.8s, 2016                        675                733,246
  Arizona Student Loan Acquisition Authority Rev., 5.85s, 2017                       700                757,617
  Massachusetts Educational Financing Authority Education,
    Refunding Issue G, "A", MBIA, 6.1s, 2018                                       1,045              1,136,563
                                                                                                   ------------
                                                                                                   $  3,309,412
---------------------------------------------------------------------------------------------------------------
Tobacco - 1.1%
  Badger Tobacco, Asset Securitization, 6.125s, 2027                              $1,000           $  1,001,900
  District of Columbia, Tobacco Settlement, 6.25s, 2024                              470                477,403
  Guam Economic Development Authority, 5s, 2022                                      350                357,935
  Tobacco Settlement Authority, 5.3s, 2025                                           750                682,035
  Tobacco Settlement Financing Corp., 6s, 2023                                       500                504,070
  Tobacco Settlement Financing Corp., 5.5s, 2030                                     350                330,571
  Tobacco Settlement Financing Corp., 5.75s, 2032                                    600                595,812
  Tobacco Settlement Rev., Management Authority, 6.375s, 2028                        500                503,760
                                                                                                   ------------
                                                                                                   $  4,453,486
---------------------------------------------------------------------------------------------------------------
Toll Roads - 4.0%
  Allegheny County, PA, Port Authority Special Rev., MBIA, 6.25s, 2009            $1,000           $  1,206,250
  Dallas, TX, Rapid Transit, AMBAC, 5.375s, 2016                                     500                557,745
  Dallas, TX, Rapid Transit, AMBAC, 5.375s, 2017                                     500                553,670
  New Jersey Economic Development Authority Rev., Transportation
    Project Sublease, "A", FSA, 6s, 2016                                             325                374,429
  New Jersey Turnpike Authority Rev., MBIA, 6.5s, 2016                             1,450              1,852,563
  New York Thruway Authority Rev., Highway & Bridges, FGIC,
    5.125s, 2015                                                                   1,500              1,622,400
  Northwest Parkway Public Highway Authority Co., Capital
    Appreciation, "B", AMBAC, 0s, 2018                                               750                343,418
  Pennsylvania Turnpike Commission, AMBAC, 5.25s, 2018                             2,000              2,162,060
  San Joaquin Hills, CA, Transportation Corridor Agency, Toll
    Road Rev., 0s, 2004                                                            3,000              2,942,910
  San Joaquin Hills, CA, Transportation Corridor Agency, Toll
    Road Rev., 0s, 2009                                                            1,000                834,280
  Triborough Bridge & Tunnel Authority, NY, 5.5s, 2017                             3,000              3,515,790
                                                                                                   ------------
                                                                                                   $ 15,965,515
---------------------------------------------------------------------------------------------------------------
Universities - Colleges - 4.0%
  Amherst, NY, Industrial Development Agency (Daemen College),
    6s, 2021                                                                      $1,950           $  2,122,848
  California Statewide Communities (Escondido Charter High
    School), 7.5s, 2036                                                              500                510,240
  Houston, TX, Community College Systems, MBIA, 7.875s, 2025                       1,650              2,178,429
  Islip, NY, Community Development Agency Rev. (New York
    Institute of Technology), 7.5s, 2006                                           2,000              2,398,280
  Massachusetts Development Finance Agency Rev. (Massachusetts
    College of Pharmacy), 6.625s, 2020                                               100                110,019
  Northern Illinois University Rev., Auxiliary Facilities
    Systems, AMBAC, 5.875s, 2018                                                   1,370              1,553,292
  Savannah, GA, Economic Development Authority (College of Art &
    Design, Inc.), 6.5s, 2013                                                        500                558,450
  St. Joseph County, IN, Educational Facilities Rev. (University
    of Notre Dame), 6.5s, 2026                                                     1,000              1,296,710
  Tulsa, OK, Industrial Authority Rev., Refunding University of
    Tulsa, "A", MBIA, 6s, 2016                                                     1,250              1,538,638
  Upland, IN, Economic Development Rev. (Taylor University),
    6s, 2018                                                                         435                445,818
  Upland, IN, Economic Development Rev. (Taylor University),
    6.25s, 2023                                                                      520                532,735
  Virginia College Building Authority, VA, Public Higher
    Education Financing, "A", 5.75s, 2019                                          2,295              2,594,566
                                                                                                   ------------
                                                                                                   $ 15,840,025
---------------------------------------------------------------------------------------------------------------
Universities - Dormatories - 0.3%
  Illinois Educational Facilities Authority Student, Educational
    Advancement Fund, University Center Project, 6.25s, 2034                      $1,000           $  1,008,630
---------------------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 1.1%
  Clark County, NV, Economic Development Rev. (Alexander Dawson
    School), 5.5s, 2020                                                           $1,500           $  1,574,895
  Maine Finance Authority, Educational Rev. (Waynflete School),
    6.4s, 2019                                                                     1,000              1,083,530
  Maine Finance Authority, Educational Rev. (Waynflete School),
    6.5s, 2029                                                                     1,000              1,060,670
  New Hampshire Health & Education (Derryfield School),
    6.5s, 2010                                                                       520                581,625
                                                                                                   ------------
                                                                                                   $  4,300,720
---------------------------------------------------------------------------------------------------------------
Utilities - Cogeneration - 1.2%
  Carbon County, PA, Industrial Development Authority (Panther
    Creek Partners), 6.65s, 2010                                                  $  790           $    835,630
  Klamath Falls, OR, Electric Rev. (Klamath Cogeneration),
    6s, 2025                                                                       2,000              1,996,060
  Pittsylvania County, VA, Industrial Development Authority Rev.,
    7.5s, 2014                                                                     2,000              2,052,220
                                                                                                   ------------
                                                                                                   $  4,883,910
---------------------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 4.4%
  Apache County, AZ, Industrial Development Authority, Pollution
    Control Rev. (Tuscon Electric Power Co.), 5.875s, 2033                        $1,000           $    932,540
  Brazos River Authority, TX (Texas Utilities), 5.4s, 2029                         1,500              1,566,255
  Brazos River Authority, TX, (Texas Utilities), 5.05s, 2030                         400                413,492
  California Pollution Control Financing Authority, Pollution
    Control Rev. (Pacific Gas & Electric Co.), MBIA, 5.35s, 2016                   1,600              1,778,800
  California Pollution Control Financing Authority, Pollution
    Control Rev. (Pacific Gas & Electric Co.), 5.85s, 2023                           350                339,986
  California Pollution Control Financing Authority, Pollution
    Control Rev. (Pacific Gas & Electric Co.), 6.4s, 2024                            500                501,140
  Connecticut Development Authority, Pollution Control Rev
    (Connecticut Light & Power), 5.85s, 2028                                       1,000              1,052,730
  Farmington, NM, Pollution Control Rev., 5.8s, 2022                                 500                504,835
  Farmington, NM, Pollution Control Rev. (New Mexico Public
    Service Co.), 5.8s, 2022                                                         405                408,916
  Farmington, NM, Pollution Control Rev. (San Juan Public
    Services Co.), 6.3s, 2016                                                        565                585,391
  Indiana County, PA, Industrial Development Authority,
    5.85s, 2027                                                                      335                345,586
  Louisa, VA, Industrial Development Authority, (Virginia
    Electric & Power Co.), 3.4s, 2031                                                565                570,509
  Matagorda County, TX (Central Power & Light Co.), 4.55s, 2029                    1,000              1,022,900
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                               3,000              2,561,340
  New Hampshire Industrial Development Authority, Pollution
    Control (Connecticut Light and Power), 5.9s, 2016                                500                518,495
  New Hampshire Pollution Control Rev., 4.35s, 2027                                  800                800,000
  Pima County, AZ, Industrial Development Authority (Tuscon
    Electric Power Co.), 6.1s, 2025                                                2,000              1,897,920
  Sabine River Authority Texas Pollution Control Rev., Adjustment
    Adjusted Refunding (TXU Electric Co.), "A", 5.5s, 2022                           500                520,130
  West Feliciana Parish, LA, Pollution Control Rev., 7.7s, 2014                      450                460,922
  West Feliciana Parish, LA, Pollution Control Rev., 5.8s, 2016                      500                503,130
                                                                                                   ------------
                                                                                                   $ 17,285,017
---------------------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 6.3%
  American Municipal Power Ohio, Inc., Omega Jv2 Project, AMBAC,
    5.25s, 2016                                                                   $1,000           $  1,098,270
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2011                             1,500              1,897,215
  Farmington, NM, Pollution Control Rev. (Public Service Co.
    of NM), 6.375s, 2022                                                           1,000              1,033,160
  Georgia Municipal Electric Power Authority Rev., MBIA, 6.375s, 2016              2,000              2,522,240
  Georgia Municipal Electric Power Authority Rev., MBIA,
    6.5s, 2020                                                                     7,350              9,389,110
  Intermountain Power Agency, UT, MBIA, 5s, 2019                                   2,050              2,138,232
  North Carolina Eastern Municipal Power Agency, MBIA,
    7s, 2007                                                                       3,250              3,822,650
  North Carolina Municipal Power Agency, Catawba Electric Rev.,
    6.375s, 2013                                                                     750                852,008
  West Feliciana Parish, LA, Pollution Control Rev. (Energy Gulf
    States), 6.6s, 2028                                                            1,665              1,699,832
  Western Minnesota Municipal Power Agency, AMBAC,
    5.5s, 2015                                                                       500                566,595
                                                                                                   ------------
                                                                                                   $ 25,019,312
---------------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.1%
  Atlanta, GA, Water & Wastewater Rev., RITES, FGIC,
    9.027s, 2016(++)+                                                             $1,000           $  1,372,720
  Forsyth County, GA, Water & Sewage Authority, 6.25s, 2010                        1,170              1,431,998
  Massachusetts Water Resources Authority, , 6.5s,                                 5,965              7,560,637
  New York Environmental Facilities Corp., Clean Water &
    Drinking, 5s, 2016                                                             1,000              1,073,070
  Norfolk,VA, Water Rev., Refunding, FGIC, 5s, 2031                                  510                523,964
  Pittsburgh, PA, Water & Sewer Authority Rev., FGIC, 0s, 2017                     2,300              1,193,815
  Pittsburgh, PA, Water & Sewer Authority Rev., FGIC, 0s, 2018                     2,300              1,124,815
  Pittsburgh, PA, Water & Sewer Systems Rev., Subordinated, "C",
    FSA, 5.25s, 2022                                                               2,000              2,094,181
                                                                                                   ------------
                                                                                                   $ 16,375,200
---------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $357,776,967)                                              $384,772,868
---------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.1%
---------------------------------------------------------------------------------------------------------------
  Allegheny County, PA, Hospital Development Authority Rev. (Ace
    Presbyterian Hospital), due 10/03/02                                          $   50           $     50,000
  Bartow County, GA, Development Authority, Pollution Control
    Rev. (Georgia Power Co.), due 10/01/02                                           500                500,000
  East Baton Rouge Parish, LA, Pollution Control Rev. (Exxon
    Corp.), due 10/01/02                                                             100                100,000
  Harris County, TX, Hospital Rev. (Methodist Hospital),
    due 10/01/02                                                                     200                200,000
  Harris County, TX, Industrial Development Corp., Pollution
    Control Rev. (Exxon Corp.), due 10/01/02                                         100                100,000
  Illinois Educational Facilities Authority Rev. (University
    Chicago Hospital), due 10/01/02                                                   85                 85,000
  New Castle, PA, Area Hospital Authority (Jameson Memorial
    Hospital), due 09/25/02                                                          300                300,000
  New York City, NY, Municipal Water Finance Authority Rev., due
    10/01/02                                                                       1,100              1,100,000
  Pinellas County, FL, Health Facility Authority, due 10/01/02                       300                300,000
  Sevier County, TN, Public Building Authority, due 10/03/02                       1,500              1,500,000
  Uinta County, WY, Pollution Control Rev. (Chevron),
    due 10/01/02                                                                     100                100,000
---------------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes (Identified Cost, $4,335,000)                                     $  4,335,000
---------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $362,111,967)                                                  $389,107,868

Other Assets, Less Liabilities - 1.9%                                                                 7,600,061
---------------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                                $396,707,929
---------------------------------------------------------------------------------------------------------------
(++) Inverse floating rate security.
   + Restricted security.
  ** Non-income producing security in default.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
SEPTEMBER 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $362,111,967)            $389,107,868
  Cash                                                                  101,535
  Receivable for investments sold                                     3,517,826
  Receivable for fund shares sold                                       636,817
  Interest receivable                                                 5,667,526
  Other assets                                                            5,093
                                                                   ------------
      Total assets                                                 $399,036,665
                                                                   ------------
Liabilities:
  Distributions payable                                            $  1,575,756
  Payable for investments purchased                                     304,878
  Payable for fund shares reacquired                                    268,245
  Payable to affiliates -
    Management fee                                                       12,971
    Shareholder servicing agent fee                                       3,244
    Distribution and service fee                                         14,499
  Accrued expenses and other liabilities                                149,143
                                                                   ------------
      Total liabilities                                            $  2,328,736
                                                                   ------------
Net assets                                                         $396,707,929
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $372,148,264
  Unrealized appreciation on investments                             26,995,901
  Accumulated net realized loss on investments                       (2,251,612)
  Accumulated distributions in excess of net investment income         (184,624)
                                                                   ------------
      Total                                                        $396,707,929
                                                                   ============
Shares of beneficial interest outstanding                           45,237,771
                                                                    ==========

Class A shares:
  Net asset value per share
    (net assets of $292,211,215 / 33,337,632 shares of
      beneficial interest outstanding)                                $8.77
                                                                      =====

  Offering price per share (100 / 95.25 of net asset
    value per share)                                                  $9.21
                                                                      =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $64,418,062 / 7,339,723 shares of
      beneficial interest outstanding)                                $8.78
                                                                      =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $40,078,652 / 4,560,416 shares of
      beneficial interest outstanding)                                $8.79
                                                                      =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Interest income                                                   $11,225,047
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,057,828
    Trustees' compensation                                               41,390
    Shareholder servicing agent fee                                     192,099
    Distribution and service fee (Class A)                              355,007
    Distribution and service fee (Class B)                              313,065
    Distribution and service fee (Class C)                              187,884
    Administrative fee                                                   19,258
    Custodian fee                                                        85,476
    Printing                                                             29,128
    Postage                                                               8,486
    Auditing fees                                                        16,450
    Legal fees                                                              821
    Miscellaneous                                                       129,336
                                                                    -----------
      Total expenses                                                $ 2,436,228
    Fees paid indirectly                                                 (3,356)
    Reduction of expenses by investment adviser                        (289,440)
                                                                    -----------
      Net expenses                                                  $ 2,143,432
                                                                    -----------
        Net investment income                                       $ 9,081,615
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on investment transactions  $(1,094,477)
  Change in unrealized appreciation on investments                   21,529,307
                                                                    -----------
        Net realized and unrealized gain on investments             $20,434,830
                                                                    -----------
          Increase in net assets from operations                    $29,516,445
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                YEAR ENDED
                                                                 SEPTEMBER 30, 2002            MARCH 31, 2002
                                                                        (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                $  9,081,615              $ 18,512,657
  Net realized gain (loss) on investments                                (1,094,477)                  326,173
  Net unrealized gain (loss) on investments                              21,529,307                (9,516,112)
                                                                       ------------              ------------
      Increase in net assets from operations                           $ 29,516,445              $  9,322,718
                                                                       ------------              ------------
Distributions declared to shareholders -
  From net investment income (Class A)                                 $ (7,333,139)             $(14,605,379)
  From net investment income (Class B)                                   (1,379,152)               (3,187,194)
  From net investment income (Class C)                                     (826,472)               (1,552,710)
                                                                       ------------              ------------
      Total distributions declared to shareholders                     $ (9,538,763)             $(19,345,283)
                                                                       ------------              ------------
Net increase in net assets from fund share transactions                $  2,238,987              $ 23,600,243
                                                                       ------------              ------------
      Total increase in net assets                                     $ 22,216,669              $ 13,577,678
Net assets:
  At beginning of period                                                374,491,260               360,913,582
                                                                       ------------              ------------
  At end of period (including accumulated undistributed
    (distributions in excess of) net investment income of
    ($184,624) and $272,524, respectively)                             $396,707,929              $374,491,260
                                                                       ============              ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                  SIX MONTHS ENDED           -----------------------------------------------------------------
                                SEPTEMBER 30, 2002             2002           2001           2000           1999          1998
                                       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                           CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period       $ 8.32           $ 8.54         $ 8.33         $ 8.97         $ 8.99        $ 8.50
                                            ------           ------         ------         ------         ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)                  $ 0.21           $ 0.44         $ 0.46         $ 0.48         $ 0.47        $ 0.48
  Net realized and unrealized gain
    (loss) on investments                     0.46            (0.20)          0.27          (0.59)         (0.02)         0.49
                                            ------           ------         ------         ------         ------        ------
      Total from investment operations      $ 0.67           $ 0.24         $ 0.73         $(0.11)        $ 0.45        $ 0.97
                                            ------           ------         ------         ------         ------        ------
Less distributions declared to
  shareholders -
  From net investment income                $(0.22)          $(0.46)        $(0.47)        $(0.47)        $(0.47)       $(0.48)
  From net realized gain on
    investments                               --               --            (0.02)         (0.06)          --            --
  In excess of net realized gain on
    investments                               --               --            (0.03)          --             --            --
                                            ------           ------         ------         ------         ------        ------
      Total distributions declared to
        shareholders                        $(0.22)          $(0.46)        $(0.52)        $(0.53)        $(0.47)       $(0.48)
                                            ------           ------         ------         ------         ------        ------
Net asset value - end of period             $ 8.77           $ 8.32         $ 8.54         $ 8.33         $ 8.97        $ 8.99
                                            ======           ======         ======         ======         ======        ======
Total return(+)                               8.15%++          2.78%          9.06%         (1.15)%         5.16%        11.61%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                                0.92%+           0.91%          0.89%          0.88%          1.08%         1.23%
    Net investment income(S)(S)               4.92%+           5.12%          5.55%          5.66%          5.35%         5.44%
Portfolio turnover                               9%              15%            15%            57%            31%           23%
Net assets at end of period
  (000 Omitted)                           $292,211         $276,719       $255,799       $217,880       $215,858      $189,056

  (S) The investment adviser voluntarily waived a portion of its fee, for certain periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income               $ 0.20           $ 0.41         $ 0.44         $ 0.45         $ 0.47          --
        Ratios (to average net assets):
          Expenses##                          1.07%+           1.15%          1.20%          1.20%          1.21%         --
          Net investment income               4.77%+           4.88%          5.24%          5.34%          5.22%         --
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                  SIX MONTHS ENDED           -----------------------------------------------------------------
                                SEPTEMBER 30, 2002             2002           2001           2000           1999          1998
                                       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                           CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period       $ 8.33           $ 8.55         $ 8.34         $ 8.98         $ 9.00        $ 8.51
                                            ------           ------         ------         ------         ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)                  $ 0.18           $ 0.37         $ 0.40         $ 0.42         $ 0.41        $ 0.42
  Net realized and unrealized gain
    (loss) on investments                     0.46            (0.20)          0.27          (0.59)         (0.02)         0.48
                                            ------           ------         ------         ------         ------        ------
      Total from investment operations      $ 0.64           $ 0.17         $ 0.67         $(0.17)        $ 0.39        $ 0.90
                                            ------           ------         ------         ------         ------        ------
Less distributions declared to
  shareholders -
  From net investment income                $(0.19)          $(0.39)        $(0.41)        $(0.41)        $(0.41)       $(0.41)
  From net realized gain on
    investments                               --               --            (0.02)         (0.06)          --            --
  In excess of net realized gain on
    investments                               --               --            (0.03)          --             --            --
                                            ------           ------         ------         ------         ------        ------
      Total distributions declared to
        shareholders                        $(0.19)          $(0.39)        $(0.46)        $(0.47)        $(0.41)       $(0.41)
                                            ------           ------         ------         ------         ------        ------
Net asset value - end of period             $ 8.78           $ 8.33         $ 8.55         $ 8.34         $ 8.98        $ 9.00
                                            ======           ======         ======         ======         ======        ======
Total return                                  7.74%++          2.00%          8.24%         (1.89)%         4.38%        10.77%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                                1.67%+           1.66%          1.64%          1.63%          1.83%         1.98%
    Net investment income(S)(S)               4.16%+           4.37%          4.82%          4.89%          4.59%         4.69%
Portfolio turnover                               9%              15%            15%            57%            31%           23%
Net assets at end of period
  (000 Omitted)                            $64,418          $61,627        $75,858        $93,656       $140,871      $172,339

  (S) The investment adviser voluntarily waived a portion of its fee, for certain periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income               $ 0.17           $ 0.35         $ 0.38         $ 0.39         $ 0.40          --
        Ratios (to average net assets):
          Expenses##                          1.82%+           1.90%          1.95%          1.95%          1.96%         --
          Net investment income               4.01%+           4.13%          4.51%          4.57%          4.46%         --
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                  SIX MONTHS ENDED           -----------------------------------------------------------------
                                SEPTEMBER 30, 2002             2002           2001           2000           1999          1998
                                       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                           CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period       $ 8.34           $ 8.56         $ 8.35         $ 8.99         $ 9.01        $ 8.52
                                            ------           ------         ------         ------         ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)                  $ 0.18           $ 0.37         $ 0.40         $ 0.42         $ 0.41        $ 0.41
  Net realized and unrealized gain
    (loss) on investments                     0.46            (0.20)          0.27          (0.59)         (0.02)         0.49
                                            ------           ------         ------         ------         ------        ------
      Total from investment operations      $ 0.64           $ 0.17         $ 0.67         $(0.17)        $ 0.39        $ 0.90
                                            ------           ------         ------         ------         ------        ------
Less distributions declared to
  shareholders -
  From net investment income                $(0.19)          $(0.39)        $(0.41)        $(0.41)        $(0.41)       $(0.41)
  From net realized gain on
    investments                               --               --            (0.02)         (0.06)          --            --
  In excess of net realized gain on
    investments                               --               --            (0.03)          --             --            --
                                            ------           ------         ------         ------         ------        ------
      Total distributions declared to
        shareholders                        $(0.19)          $(0.39)        $(0.46)        $(0.47)        $(0.41)       $(0.41)
                                            ------           ------         ------         ------         ------        ------
Net asset value - end of period             $ 8.79           $ 8.34         $ 8.56         $ 8.35         $ 8.99        $ 9.01
                                            ======           ======         ======         ======         ======        ======
Total return                                  7.73%++          2.00%          8.23%         (1.89)%         4.37%        10.75%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                                1.67%+           1.66%          1.64%          1.63%          1.81%         1.98%
    Net investment income(S)(S)               4.17%+           4.37%          4.80%          4.89%          4.59%         4.69%
Portfolio turnover                               9%              15%            15%            57%            31%           23%
Net assets at end of period
  (000 Omitted)                            $40,079          $36,146        $29,257        $26,037        $32,164       $21,802

  (S) The investment adviser voluntarily waived a portion of its fee, for certain periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income               $ 0.17           $ 0.35         $ 0.37         $ 0.39         $ 0.40          --
        Ratios (to average net assets):
          Expenses##                          1.82%+           1.90%          1.95%          1.95%          1.94%         --
          Net investment income               4.02%+           4.13%          4.49%          4.57%          4.46%         --
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal Income Fund (the fund) is a diversified series of MFS Municipal Series Trust. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended March 31, 2002 and March 31, 2001 was as follows:

                                            MARCH 31, 2002       MARCH 31, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Tax-exempt income                          $19,345,283          $18,032,645
    Ordinary income                                 --                    1,378
    Long-term capital gain                          --                1,920,280
                                               -----------          -----------
Total distributions declared                   $19,345,283          $19,954,303
                                               ===========          ===========

As of March 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed tax-exempt income                 $ 2,073,158
          Capital loss carryforward                        (1,199,142)
          Unrealized gain                                   5,648,982
          Other temporary differences                      (1,941,015)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on March 31, 2010.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. This voluntary reduction in the management fee effective November 1, 1998, may be rescinded by MFS only with the approval of the fund's Board of Trustees. Management fees incurred for the six months ended September 30, 2002 were 0.40% of average daily net assets on an annualized basis.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees. Included in Trustees' compensation is a pension expense of $2,467 for inactive trustees for the six months ended September 30, 2002. Also included in Trustees' compensation is a one-time plan settlement expense of $35,534.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                              0.0175%
            Next $2.5 billion                             0.0130%
            Next $2.5 billion                             0.0005%
            In excess of $7 billion                       0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $25,076 for the six months ended September 30, 2002 as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                      CLASS A          CLASS B          CLASS C
-------------------------------------------------------------------------------
Distribution Fee                        0.10%            0.75%            0.75%
Service Fee                             0.25%            0.25%            0.25%
                                        -----            -----            -----
Total Distribution Plan                 0.35%            1.00%            1.00%
                                        =====            =====            =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended September 30, 2002, amounted to:

                                      CLASS A          CLASS B          CLASS C
-------------------------------------------------------------------------------
Service Fee Retained by MFD           $11,653             $844              $86

Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the fund may determine.

Fees incurred under the distribution plan during the six months ended September 30, 2002, were as follows:

                                      CLASS A          CLASS B          CLASS C
-------------------------------------------------------------------------------
Total Distribution Plan                 0.25%            1.00%            1.00%

Certain Class A, and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended September 30, 2002, were as follows:

                                      CLASS A          CLASS B          CLASS C
-------------------------------------------------------------------------------
Contingent Deferred Sales Charges
  Imposed                                $753          $54,619          $10,400

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $36,070,600 and $35,264,052, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $361,893,503
                                                                  ------------
Gross unrealized appreciation                                     $ 35,592,617
Gross unrealized depreciation                                       (8,378,252)
                                                                  ------------
    Net unrealized appreciation                                   $ 27,214,365
                                                                  ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                     SIX MONTHS ENDED SEPTEMBER 30, 2002         YEAR ENDED MARCH 31, 2002
                                     -----------------------------------      ----------------------------
                                                SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                  2,940,493      $ 24,993,633       7,793,540      $ 66,368,420
Shares issued to shareholders in
  reinvestment of distributions                404,590         3,445,217         842,837         7,176,137
Shares reacquired                           (3,257,179)      (27,712,421)     (5,328,310)      (45,285,797)
                                            ----------      ------------      ----------      ------------
    Net increase                                87,904      $    726,429       3,308,067      $ 28,258,760
                                            ==========      ============      ==========      ============
Class B shares
                                     SIX MONTHS ENDED SEPTEMBER 30, 2002         YEAR ENDED MARCH 31, 2002
                                     -----------------------------------      ----------------------------
                                                SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                    777,317        $6,643,914       1,860,099      $ 15,878,844
Shares issued to shareholders in
  reinvestment of distributions                 66,525           567,130         167,017         1,423,590
Shares reacquired                             (899,781)       (7,674,423)     (3,500,563)      (29,807,397)
                                            ----------      ------------      ----------      ------------
    Net decrease                               (55,939)     $   (463,379)     (1,473,447)     $(12,504,963)
                                            ==========      ============      ==========      ============
Class C shares
                                     SIX MONTHS ENDED SEPTEMBER 30, 2002         YEAR ENDED MARCH 31, 2002
                                     -----------------------------------      ----------------------------
                                                SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                    735,166      $  6,318,608       1,605,957      $ 13,719,016
Shares issued to shareholders in
  reinvestment of distributions                 52,661           449,610         102,562           875,673
Shares reacquired                             (559,353)       (4,792,281)       (792,791)       (6,748,243)
                                            ----------      ------------      ----------      ------------
    Net increase                               228,474      $  1,975,937         915,728      $  7,846,446
                                            ==========      ============      ==========      ============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended September 30, 2002 was $1,625. The fund had no borrowings during the period.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 2002 the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 2.4% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                        DATE OF              PAR
DESCRIPTION                                         ACQUISITION           AMOUNT             COST            VALUE
------------------------------------------------------------------------------------------------------------------
Atlanta, GA, Water & Wastewater Rev.,
  RITES, FGIC, 9.027s, 2016                           4/20/1999        1,000,000        1,167,100       $1,372,720
Chicago, IL, Public Building Commission
  Rev., RITES, 6.417s, 2016                           3/10/1999        1,500,000        1,619,550        1,958,400
Chicago, IL, Public Building Commission
  Rev., RITES, 6.417s, 2017                           3/10/1999        1,250,000        1,337,550        1,621,000
Dudley-Charleton, MA, Regional School
  District, RITES, FGIC, 8.646s, 2017                 5/05/1999        1,495,000        1,615,945        1,950,347
Houston, TX, Independent School District,
  RITES, PSF, 8.527s, 2017                            2/26/1999        2,325,000        2,440,831        2,675,284
                                                                                                        ----------
                                                                                                        $9,577,751
                                                                                                        ==========

MFS(R) MUNICIPAL INCOME FUND

The following tables present certain information regarding the Trustees and officers of MFS Municipal Series Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Michael L. Dawson+                                       business day from 9 a.m. to 5 p.m. Eastern time.
Geoffrey L. Schechter+                                   (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIANS
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
The Chase Manhattan Bank                                 touch-tone telephone.
One Chase Manhattan Plaza
New York, NY 10081                                       WORLD WIDE WEB
                                                         www.mfs.com
INVESTOR INFORMATION
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management

MFS(R) MUNICIPAL                                             -------------
INCOME FUND                                                    PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                             MMI-3  11/02  18.5M